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                                                                   Exhibit 23.4

                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Senior Housing Properties Trust:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

Baltimore, Maryland
November 7, 2001